UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS
(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA            94109

                         (Address of principal executive offices)

    (Zip code)

Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109

(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Encompass Fund

Opportunities. Not Boundaries.

ANNUAL REPORT

May 31, 2008

ENCOMPASS FUND ANNUAL LETTER

~July 2008~

Dear Fellow Encompass Fund Shareholders:

We are very pleased to advise you that Encompass Fund has received a ticker symbol, which is ENCPX.

We are also pleased to provide this Annual Report for Encompass Fund's second fiscal year of June 1, 2007 to May 31, 2008. During this period the Fund had a total return of -15.61%, while the benchmark we use for the Fund, the Dow Jones Wilshire 5000 Index, had a total return of -6.31%. From inception on June 30, 2006 to May 31, 2008, the Fund's total return was -2.63%, compared to the Dow Jones Wilshire 5000 Index's 7.40%.

The Fund had a total return of 12.25% during calendar year 2007 (the Dow Jones Wilshire 5000 Index was 5.62%), and for the first six months of 2008, the Fund's total return was -9.97%, and the benchmark was

-10.92%.

It may be confusing for readers to understand why the Fund has outperformed its benchmark for some periods of time (the year 2007 and the first half of 2008) and yet underperformed for a different period of time (June 1, 2007 through May 31, 2008). There are two explanations for this: 1) The benchmark we have chosen for the Fund is an index of equity securities traded on U.S. exchanges, while the Fund holds a wide range of assets, including micro-cap companies and large-cap companies, and has been emphasizing resource companies; and 2) The markets have been volatile so that stock prices may vary considerably from month to month.

Thus although the Fund outperformed its benchmark for calendar 2007 and for the first half of 2008, it underperformed for the one year period ending May 31, 2008.  The underperformance during the one year period ending May 31, 2008 was primarily attributable to soft prices in micro-cap resource companies.

With respect to our current investment view, in our last letter in January, 2008 (the November 2007 Semi-Annual Report) we stated:

"We have continued the Fund's investments on the same basic path as previously expressed with an emphasis on companies, both U.S. and foreign, involved with exploring for and producing various commodities, such as precious metals (gold and silver); industrial metals (copper, zinc, nickel, and rare earth minerals); and energy (oil, natural gas, coal and uranium). The economies of countries throughout the world continue to grow, creating a supply-demand imbalance for commodities. We believe this will continue."

We have restated this because we believe it is as relevant today as it was six months ago. The economies of the developing nations are still growing, albeit possibly at a somewhat slower rate, and commodities are still

2008 Annual Report  1

much in demand. It has not become any easier, cheaper or more efficient to discover and produce any commodity; it is quite the opposite. The supply-demand imbalance continues to dictate commodity prices.

One thing that has changed over the past six (or nine) months, and which has negatively affected the Fund, is a disconnect between the price of many metals, and the stock price of companies involved with discovering and mining those metals. A case in point is gold and companies involved with gold.

The price of gold on May 31, 2007 was $662.20 (N.Y. spot close); on May 31, 2008 it was $886.10 (N.Y. spot close); and currently (July 10, 2008), it is $945.74, a 43% increase from May 2007. The Fund's largest holding currently is Seabridge Gold at 8,000 shares (it was the seventh largest holding on May 31, 2007, at 4,270 shares, and the largest holding on May 31, 2008 at 7,000 shares). The price of Seabridge on May 31, 2007 was $15.54; on May 31, 2008 was $23.11; on July 10, 2008 was $19.32. During this period (May 2007 to year-end), Seabridge did additional drilling on its projects and increased its resources (measured, indicated and inferred) from 32.3 million ounces of gold and 4.5 billion pounds of copper, to 50 millions ounces of gold and 8.1 billion pounds of copper. Yet, despite the significant increase in the prices of gold and copper, and the outstanding increases in the amount of gold and copper that Seabridge controls, its stock price has not kept pace with the metals. Seabridge stock price has declined about 25% in 2008 through July 10. Our expectation is that this type of disconnect will correct over time, and we have therefore added to our position in Seabridge, and other metals companies over the past year.

We have discussed this pricing disconnect with numerous company managements and industry analysts, and a variety of reasons are put forth (as one would imagine). One recurring theme is that the credit and financial crisis which the world has experienced over the past six to twelve months has led to the sale by various financial firms of stocks for which there is liquidity, such as the small-cap, publicly traded commodity companies. (If you need to raise cash, and your portfolio includes large-cap Newmont Mining (a major gold producer) and Seabridge Gold, the tendency is to sell the smaller, more speculative Seabridge.)

One area of commodities that has seen the stock prices follow the upward trend of the commodity prices is in the energy complex - oil, natural gas, and coal. Fortunately, the Fund owned a number of companies involved with various aspects of the oil and natural gas industries, and the production of coal, and the Fund benefitted accordingly.

We maintain our value-oriented, contrarian style focus for investments for the Fund. Unfortunately, the current market environment is more difficult than usual due to short-term volatility of markets and individual stocks. (The markets are never easy, and when they are, watch out!)

In the Semi-Annual Report we wrote of the subprime situation and resulting corporate credit crunch, and "that we believe that there are opportunities for experienced and knowledgeable managements with access to capi-

2008 Annual Report  2

tal to prosper from the financial market turmoil that currently exists, so the Fund has started to selectively purchase some specialty finance companies that we believe will benefit from the current situation." We still are firmly convinced that this is the case (that smart managements with capital will succeed), but as can happen with value-oriented, contrarian investors, we were too early. The credit crisis has continued and in many respects deepened far more than we believe most people expected. We continue to believe that experienced, smart managements will be successful, and investment in those companies will be rewarding.

We again thank you for the support and confidence placed in us by your investment. We also, as we close our second year of operation, wish to thank and express our appreciation to all those persons and firms which have contributed to our success, and in particular to the Fund's independent Trustees - Sol Coffino, John "Rick" Runkel, and Bill Twomey, for their guidance and dedication.

Please let us know if you have any questions, and also refer to our website, www.encompassfund.com, for additional information.

Best regards,

Malcolm H. Gissen,

Marshall G. Berol,

Portfolio Manager

            Portfolio Manager

2008 Annual Report  3

Encompass Fund

PERFORMANCE INFORMATION

May 31, 2008 NAV $9.39

TOTAL RATE OF RETURN (%) FOR PERIODS ENDED MAY 31, 2008.

                   Since

1 Year(A)

   Inception(A)

Encompass Fund

            -15.61%

                               -2.63%

Dow Jones Wilshire 5000 Index (B)

             -6.31%                     7.40%

(A) Since Inception and 1 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Encompass Fund was June 30, 2006.

(B) The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity   securities with readily available price data.  Over 5,000 capitalization weighted security returns are used to adjust the index.  The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2008 Annual Report  4

Encompass Fund

*Net Cash represents cash equivalents and other assets less liabilities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines

Brick Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2008 Annual Report  5

Expense Example

(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on November 30, 2007 and held through May 31, 2008.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of  investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                      Expenses Paid

                                                        Beginning                   Ending                     During the Period*

                                                    Account Value           Account Value              November 30, 2007

                                                November 30, 2007         May 31, 2008                 to May 31, 2008

Actual                                   $1,000.00                   $922.87                          $6.97

Hypothetical**                       $1,000.00                  $1,017.75                         $7.31

(5% annual return

before expenses)

*

Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half year period).

2008 Annual Report  6

Encompass Fund

		Schedule of Investments
	May 31, 2008

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Bituminous Coal & Lignite Mining
1,750	Peabody Energy Corp.	$ 129,360	4.24%

Copper Mining & Processing
110,000	Global Hunter Corp * (Canada)	19,370	0.63%

Crude Petroleum & Natural Gas
160,000	Continental Energy Corp. * (Canada)	33,600
23,500	Dejour Enterprises Ltd. * (Canada)	41,360
2,600	Double Eagle Petroleum Co. *	51,532
4,000	Petrohawk Energy Corp. *	117,520
4,630	Talisman Energy Inc. (Canada)	107,694
		351,706	11.53%

Drug Delivery Systems
40,000	Delcath Systems Inc. *	78,000	2.56%

Generic Drugs
4,500	3SBio Inc. * (China) **	48,690
2,050	Teva Pharmaceutical Industries Ltd. ** (Israel)	93,746
		142,436	4.67%

Heating Equipment, Except Electric
1,500	Real Goods Solar, Inc. *	10,875	0.36%

Industrial Metals & Minerals
17,000	Avalon Ventures Ltd. * (Canada)	29,251
25,000	Avalon Ventures Ltd. Units * (Restricted) (a) (Canada)	38,475
13,225	Canadian Royalties Inc. * (Canada)	26,748
375,000	Goldbrook Ventures * (Canada)	52,828
		147,302	4.83%

Lodging Operations
2,815	Wyndham Worldwide Corp.	61,592	2.02%

Miscellaneous Manufacturing Industries
20,000	Elixir Gaming Technologies, Inc. *	29,200	0.96%

Oil & Gas Royalty Trusts
2,400	Crescent Point Energy Trust (Canada)	87,253	2.86%

Oil/Gas Construction & Service
3,650	Global Industries Ltd. *	62,962
10,000	Parker Drilling Co. *	89,400
		152,362	4.99%

Precious Metals Mining & Processing
35,000	Avion Resources Inc. * (Restricted) (b) (Canada)	16,975
102,000	Canarc Resources Corp. * (Canada)	30,407
40,000	Claude Resources Inc. * (Canada)	37,200
30,000	Exeter Resource Corp. * (Canada)	135,900
10,475	Fronteer Development Group Inc. * (Canada)	51,747
10,000	NovaGold Resources Inc. * (Canada)	83,700
7,000	Seabridge Gold Inc. * (Canada)	162,190
10,450	US Gold Corp. *	22,572
		540,691	17.72%

Security Brokers, Dealers & Flotation Companies
3,850	TD AMERITRADE Holding Corporation *	69,723	2.29%

*Non-Income producing securities during the period.

**ADR - American Depository Receipt.

(a) Each Avalon Ventures Ltd. Unit is comprised of 1 share of restricted Avalon Ventures common stock and 1/2 of a warrant that expires May 22, 2009, with an exercise price of $2.00 Canadian (per whole warrant).

(b) Each Avion Resources Inc. Unit is comprised of 1 share of restricted Avion Resources common stock and 1/2 of a warrant that expires May 8, 2010, with an exercise price of $0.65 Canadian (per whole warrant).

See Footnote #1 for information on Restricted Securities.

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  7

Encompass Fund

		Schedule of Investments
	May 31, 2008

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Semiconductors & Related Devices
10,000	DayStar Technologies Inc. *	40,200	1.32%

Services - Business Services
15,000	CounterPath Corp. * (Canada)	24,600	0.81%

Silver Mining and Processing
18,800	Endeavour Silver Corp. * (Canada)	57,340
3,000	Silver Wheaton Corp. * (Canada)	43,500
		100,840	3.31%

Specialty Finance
5,000	KKR Financial Holdings LLC	60,800	1.99%

Surgical & Medical Instruments
300	Covidien, Ltd. (Bermuda)	15,027	0.49%

Uranium Mining & Exploration
1,600	Cameco Corp. (Canada)	65,520
11,000	Paladin Resources Ltd. * (Canada)	61,763
15,000	Uranium Energy Corp. *	38,100
10,000	Uranium Energy Corp. * (Restricted) (c)	24,130
		189,513	6.21%

Utilities
5,400	NorthWestern Corp.	143,154	4.68%

Wholesale - Petroleum Distribution
2,125	Aegean Marine Petroleum Network Inc. (Greece)	88,719	2.91%

Zinc Recycling & Products
4,000	Horsehead Holding Corp. *	56,200	1.84%

Total for Common Stock (Cost - $2,592,490)		2,538,923	83.22%

REAL ESTATE INVESTMENT TRUSTS
14,000	Ashford Hospitality Trust Inc.	85,960
10,000	Crystal River Capital Inc.	55,800
1,750	iStar Financial Inc.	33,460
2,350	Lexington Corporate Properties Trust	36,637
6,100	Prime Group Realty - Pfd. B	67,100
Total for Real Estate Investment Trusts (Cost - $460,973)		278,957	9.14%

WARRANTS
55,000	Global Hunter Corp * (expires 8-23-2009) (d)	-
Total for Warrants (Cost - $0)		-	0.00%

Cash Equivalents
240,971	Huntington Bank Money Market Fund IV 2.56% ***	240,971	7.90%
	(Cost - $240,971)

	Total Investments	3,058,851	100.26%
	(Cost - $3,294,434)

	Liabilities in Excess of Other Assets	(7,879)	-0.26%

	Net Assets	$ 3,050,972	100.00%

* Non-Income producing securities during the period.

*** Variable rate security; the rate shown was the rate at May 31, 2008.

(c) Each Uranium Energy Corp. Unit is comprised of 1 share of restricted Uranium Energy common stock and 1 warrant that expires December 11, 2008, with an exercise price of $4.25.

(d) Each Global Hunter Corp. warrant expires August 23, 2009, with an exercise price of $0.60 Canadian.

See Footnote #1 for information on Restricted Securities.

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  8

Encompass Fund

Statement of Assets and Liabilities
May 31, 2008

Assets:
Investment Securities at Market Value	$ 3,058,851
(Identified Cost - $3,294,434)
Receivables:
Dividends and Interest	633
Total Assets	3,059,484
Liabilities
Service Fees Payable	1,144
Management Fees Payable	2,543
Payable for Securities Purchased	4,825
Total Liabilities	8,512
Net Assets	$ 3,050,972
Net Assets Consist of:
Paid In Capital	$ 3,297,116
Accumulated Undistributed Net Investment Income	10,330
Realized Loss on Investments - Net	(20,892)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(235,582)
Net Assets, for 325,005 Shares Outstanding	$ 3,050,972
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($3,050,972/325,005 shares)	$ 9.39

Statement of Operations
For the fiscal year ended May 31, 2008

Investment Income:
Dividends (a)	$ 65,990
Interest	4,853
Total Investment Income	70,843
Expenses:
Service Fees (Note 3)	12,948
Management Fees (Note 3)	28,774
Total Expenses	41,722

Net Investment Income	29,121

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(26,418)
Realized Gain on Option Transactions	6,154
Capital Gain on Distributions from Portfolio Companies	1,555
Net Decrease In Unrealized Appreciation on Investments	(461,093)
Net Realized and Unrealized Gain (Loss) on Investments	(479,802)

Net Decrease in Net Assets Resulting from Operations	$ (450,681)

(a) Dividend income is net of $8,015 of return of capital distributions received from Portfolio Companies and $2,061 of foreign tax withheld.

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  9

Encompass Fund

Statements of Changes in Net Assets
	6/1/2007	6/30/2006*
	to	to
	5/31/2008	5/31/2007
Increase (Decrease) in Net Assets from Operations:
Net Investment Income	$ 29,121	$ 8,548
Net Realized Loss on Investments	(26,418)	(2,184)
Realized Gain on Option Transactions	6,154	0
Capital Gain Distributions from Portfolio Companies	1,555	0
Unrealized Appreciation (Depreciation) on Investments	(461,093)	225,511
Net Increase (Decrease) in Net Assets Resulting from Operations	(450,681)	231,875

Distributions to Shareholders from:
Net Investment Income	(23,773)	(3,565)
Return of Capital	(3,755)	0
Total Distributions Paid to Shareholders	(27,528)	(3,565)

Capital Share Transactions:
Proceeds From Sale of Shares	1,620,147	1,675,042
Shares Issued on Reinvestment of Dividends	27,528	3,565
Cost of Shares Redeemed	(40,860)	(84,551)
Net Increase from Shareholder Activity	1,606,815	1,594,056

Total Increase	1,128,606	1,822,366

Net Assets at Beginning of Period	1,922,366	100,000
Net Assets at End of Period (Including undistributed net investment	$ 3,050,972	$ 1,922,366
income of $10,330 and $4,983, respectively.)

Share Transactions:
Issued	155,332	169,839
Reinvested	2,629	382
Redeemed	(4,255)	(8,922)
Net increase in shares	153,706	161,299
Shares outstanding beginning of period	171,299	10,000
Shares outstanding end of period	325,005	171,299

Financial Highlights
Selected data for a share of capital stock outstanding throughout the period:	6/1/2007	6/30/2006*
	to	to
	5/31/2008	5/31/2007
Net Asset Value -
Beginning of Period	$ 11.22	$ 10.00
Net Investment Income ***	0.10	0.10
Net Gains or Losses on Securities
(realized and unrealized)	(1.84)	1.15
Total from Investment Operations	(1.74)	1.25

Less Distributions from:
Net Investment Income	(0.07)	(0.03)
Return of Capital	(0.02)	-
Less Distributions from Net Investment Income	(0.09)	(0.03)

Net Asset Value -
End of Period	$ 9.39	$ 11.22
Total Return ****	(15.61)%	12.59%

Ratios/Supplemental Data

Net Assets - End of Period (Thousands)	3,051	1,922

Ratio of Expenses to Average Net Assets	1.45%	1.45%	**
Ratio of Net Income to Average Net Assets	1.01%	1.15%	**

Portfolio Turnover Rate	32.52%	11.26%

* Commencement of investment operations.
** Annualized
*** Calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and for periods of less than one year are not annualized.

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  10

NOTES TO FINANCIAL STATEMENTS

ENCOMPASS FUND

MAY 31, 2008

1.) ORGANIZATION

Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006.  The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

FOREIGN CURRENCY:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes

2008 Annual Report  11

Notes to the Financial Statements - continued

recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING:  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at May 31, 2008, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following unit prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock being below the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

       Restricted Security              Units        Fair Value per Unit           Fair Value

      Avalon Ventures Ltd.            25,000               1.539                    $      38,475

      Avion Resources Corp.         35,000               0.485                            16,975

      Uranium Energy Corp.          10,000               2.413                            24,130

                                                                                                     $      79,580

The restricted securities represented 2.6% of the Fund’s total market value of its investments at May 31, 2008.

SECURITY LOANS:  The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral.  The Fund continues to receive interest or dividends on the securities loaned.  The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

2008 Annual Report  12

Notes to the Financial Statements - continued

NEW ACCOUNTING PRONOUNCEMENTS: In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, on June 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and     disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

3.) MANAGEMENT AND SERVICES AGREEMENTS

Under the terms of the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund.  For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, Rule 12b-1 expenses (of which none were authorized as of May 31, 2008) and indirect expenses (such as fees and expenses of other funds in which the Fund may invest).  For its services the Adviser receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the fiscal year ended May 31, 2008, the Adviser earned management fees totaling $28,774, of which $2,543 was still due to the Adviser at May 31, 2008.  For the same period the Adviser earned services fees of $12,948, of which $1,144 was still due to the Adviser at May 31, 2008.

Trustees who are not interested persons of the Fund were paid a total of $4,200 in Trustees fees by the Fund's Adviser for the fiscal year ended May 31, 2008.

4.) INVESTMENT TRANSACTIONS

For the fiscal year ended May 31, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,537,876 and $881,151 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

2008 Annual Report  13

Notes to the Financial Statements - continued

At May 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                     (Depreciation)

              Net Appreciation (Depreciation)

   $433,791                         ($669,374)                                 ($235,583)

For Federal income tax purposes, the cost of investments, including short-term investments, owned at May 31, 2008 was $3,294,434. There was no difference between book cost and tax cost.

5.) PUT & CALL OPTIONS PURCHASED

As of May 31, 2008 the Fund had no outstanding options.

Transactions in put  and call options transactions during the year ended May 31, 2008 were as follows:

Number of

Premiums

 Contracts

  Received

Options outstanding at May 31, 2007

0

$0

Options purchased

          95

               ($15,706)

Options written

       (155)

    $25,745

Options exercised

         (95)

    $15,706

Options expired

                                                                    140

               ($21,860)

Options terminated in closing purchase transactions

                      15

                             ($3,885)

Options outstanding at May 31, 2008                                          0

                        $0

6.) TAX MATTERS

There was a dividend distribution paid on December 27, 2007 of $0.0877 per share. The tax character of distributions was as follows:

Distributions paid from:                                                                         June 30, 2006

                               Year ended          (commencement  of operations)

                                                                 May 31, 2008                    to May 31, 2007

Ordinary Income:                              $      23,773                       $        3,565

Short-term Capital Gain:

                      0

               0

Long-term Capital Gain:

                      0

               0

Return of Capital:                                       3,755                                       0

                                                                   $      27,528

                                   $        3,565

As of May 31, 2008, the components of distributable earnings on a tax basis were as follows:

    Undistributed net investment income              $          10,330

    Unrealized depreciation on investments                   (235,583)

    Undistributed realized loss on investments                (20,892)

The accumulated loss carryovers as of May 31, 2008 expire as follows:

2015                   $ 2,184

2016                  $18,708

7.) CAPITAL SHARES

The Trust is authorized to issue an unlimited number of shares. Paid in capital at May 31, 2008 was $3,297,116 representing 325,005 shares outstanding.

8.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2008, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, more than 61.68% of the Fund and therefore may be deemed to control the Fund.

2008 Annual Report  14

ADDITIONAL INFORMATION

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On May 9, 2008 the Board of Trustees considered the renewal of the Management Agreement.  In reviewing the Management Agreement, the Board of Trustees received materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the materials provided to the Trustees included information regarding the Fund's performance compared to a group of funds of similar size, style and objective that were categorized by Morningstar as Small Cap Blend funds (the "Peer Group").  The Trustees also received performance information for the Dow Jones Wilshire 5000 Index.   The performance data was presented for various periods through March 31, 2008.  The Trustees noted that the Fund outperformed the Peer Group for both the calendar 2007 period and the 12 month period ended March 31, 2008.  The Fund was up 12.25% in calendar 2007 and down 11.89% for the 12 month period ended March 31, 2008 compared to returns of -3.45% in calendar 2007 and -15.14% for the 12 month period ended March 31, 2008 for the Peer Group.  During calendar 2007 the Fund outperformed the Dow Jones Wilshire 5000 Index, having generated a 12.25% total return compared to 5.62% for the Index. The Trustees also noted that the Fund underperformed the Dow Jones Wilshire 5000 Index, having generated a -7.32% compounded annual return since inception, compared to 3.94% for the Index.

As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities.  The Adviser reviewed and discussed with the Board the Adviser's Form ADV and Code of Ethics certifications. The Adviser summarized the information provided to the Board and discussed the Adviser's investment management experience.  Furthermore, the Adviser discussed its financial condition and discussed the firm's ability to meet its obligations under the Management Agreement.  The Board concluded that the nature and extent of the services provided by the Adviser were consistent with their expectations, including the quality of services provided by the portfolio managers.  The Trustees also concluded that the Adviser has the resources to provide quality advisory services to the Fund.

As to the costs of the services to be provided, the Board reviewed the fees under the Management Agreement compared to the Peer Group.  The Fund's expense ratio of 1.45% was lower than its Peer Group's average expense ratio of 1.74%.  The Trustees then reviewed the management fee ratio of the Fund compared its Peer Group and noted that the management fee ratio of 1.00% was above the category average of 0.83%, but within the range of the Peer Group.  The Trustees also noted that the Fund has no front-end load, deferred-load, or 12b-1 expense. The category averages for front-end loads, deferred-loads and 12b-1 expenses were 0.18%, 0.95% and 0.47% respectively.  The Adviser indicated that it would consider adding breakpoints in the future as the Fund grows.  The Trustees concluded that the advisory fee was reasonable, and that the shareholders were receiving excellent value for the fees being paid.  The Trustees recognized the expense ratio was below the  average for the Peer Group and that the management fee was at the top end of the peer group; however, they also recognized that the Adviser was not making a profit from its services to the Fund, the Fund's performance exceeded that of the Peer Group and the Adviser is committed to reducing fees as economies of scale are realized.

Next, the independent Trustees met in executive session to discuss the continuation of the Management Agreement.  The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with the performance of the Fund.  They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations.  The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund.  The Board agreed that the fees in the Management Agreement were reasonable and that the Adviser is not making a profit from its relationship to the Fund.  The Trustees noted that management indicated that it will consider adding breakpoints in the future as the Fund grows. It was the consensus of the Trustees, including the independent Trustees, that renewal of the Management Agreement would be in the best interests of the Fund.

2008 Annual Report 15

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2008 Annual Report  16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of Encompass Fund,

  a Series of the Encompass Funds

We have audited the accompanying statement of assets and liabilities of the Encompass Fund, a Series of the Encompass Funds (the "Fund"), including the schedule of investments, as of May 31, 2008 and the related statements of operations for the year then ended, changes in net assets and financial highlights for the year then ended and for the period June 30, 2006 (commencement of investment operations) through May 31, 2007.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of May 31, 2008, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Encompass Fund, a Series of the Encompass Funds as of May 31, 2008, the results of its operations and changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

July 25, 2008

2008 Annual Report  17

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge upon request, by calling 1-888-463-3957. The Trustees and Executive Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers:

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Malcolm H. Gissen (2), 64 Marshall G. Berol, 71	President, Treasurer and Trustee Secretary and Chief Compliance Officer	Since 2006 Since 2006

President, Malcolm H. Gissen & Associates, Inc. (1985-Present).  President, Brick Asset Management, Inc. (2006-Present).

Principal, BL/SH Financial (1990-present), Chief Investment Officer, Malcom H. Gissen & Associates, Inc. (2000-Present), Secretary, Brick Asset Management, Inc. (2006-Present).

				1 N/A	None N/A

Independent Trustees

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Sol Coffino, 64 John F. Runkel, 53 William P. Twomey, 65	Independent Trustee Independent Trustee Independent Trustee	Since 2006 Since 2006 Since 2006

Senior Vice President, Taxes & Acquisition Services, Fremont Group (1997-Present).

General Counsel, Intuitive Surgical, Inc (2006-2007), General Counsel, VISX, Inc. (2001-2005).

Retired (2006-Present). Chief Financial Officer, Morrison & Foerster, LLP (1994-2006).

				1 1 1	None None None

(1) The  address of each trustee and officer is c/o Encompass Funds 1700 California Street, Suite 335 San Francisco, CA 94109.

(2) Malcolm H. Gissen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

2008 Annual Report  18

Board of Trustees

Sol Coffino

Malcolm H. Gissen

John F. Runkel

William P. Twomey

Investment Adviser

Brick Asset Management, Inc.

Counsel

Thompson Hine LLP

Custodian

Huntington National Bank

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Registered

Public Accounting Firm

Sanville & Company

This report is provided for the general information of the shareholders of the Encompass Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 5/31/08	FYE 5/31/07
Audit Fees	$9,500	$10,100
Audit-Related Fees	$0	$0
Tax Fees	$1,200	$1,000
All Other Fees	$0	$0

Nature of Audit Fees: includes $1,600 for the Seed Audit and $8,500 Audit Fees for fiscal year 2007.

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 5/31/07	FYE 5/31/07
Registrant	$1,200	$1,000
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:                   1/9/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:                   1/9/09

By: /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       Chief Financial Officer

Date:                   1/9/09